EXHIBIT 10


                              SEVERANCE AGREEMENT


       THIS AGREEMENT dated December 14, 1995, between Detroit & Canada Tunnel Corporation, a Michigan corporation ("Corporation"), and Donald M. Vuchetich ("Employee").

                                   Recitals

       A. Employee is chief executive officer of Corporation.

       B. The parties wish to provide for the payment of benefits to Employee upon the involuntary termination of employment under the circumstances described below.

       NOW, THEREFORE, the parties agree as follows:

       1. (a) If, at any time after there is a change of control of Corporation, Employee's employment with Corporation is involuntarily terminated for any reason other than gross misconduct, death or disability, Employee shall be paid a severance award equal to two times the sum of (i) Employee's annual salary at the date of termination of employment plus (ii) the average annual bonus paid to Employee for the last three full fiscal years of Corporation prior to the date of termination of employment;

              (b) The severance award shall be payable in 24 equal monthly installments beginning on the first day of the month immediately following termination of employment. Monthly installments paid to Employee shall not be reduced by amounts earned by Employee from other employment;

              (c) For 24 months after the date upon which Employee's employment with Corporation terminates, Employee shall continue to receive from the Corporation the same insurance benefits and coverage as Employee had been receiving at the time of the change of control, or benefits equivalent thereto. Corporation may terminate such benefits and coverage upon Employee obtaining full-time employment elsewhere.

       2. For purposes of this Agreement:

              (a) A "change of control" shall be deemed to have occurred on the date that any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 but excluding affiliates or the personal representative of Henry Penn Wenger), acquires beneficial ownership, directly or indirectly, of securities of Corporation representing 30% or more of the combined voting power of Corporation's then outstanding securities;

              (b) "Gross misconduct" shall mean intentional gross neglect of duties or acts or omissions constituting fraud which adversely affect Corporation or are directed against Corporation;

              (c) "Involuntary termination" shall result from the following:

                  (1) Discharge of Employee by Corporation; or

                  (2) Termination resulting from the occurrence, without the consent of Employee, of any of the following events:

                        (i) A decrease in Employee's annual compensation from Corporation, or
                       (ii) Requiring Employee to relocate, or

                      (iii) The assignment to Employee of duties not comparable in any material respect to Employee's duties prior to the change of control, or any material reduction in Employee's authority, responsibilities or status as they existed poor to the change of control, and, in the case of a termination resulting from an event described in subparagraph (c)(2), the resignation of Employee within 60 days after the event.

       3. If Employee dies during the period Employee is entitled to receive cash benefits pursuant to this Agreement, such cash benefits shall be payable, as they become due, to Employee's designated beneficiary.

       4. This Agreement does not confer any continual right to employment by Employee. The severance award under this Agreement shall be reduced by any other severance compensation paid by Corporation to Employee, including any compensation paid to Employee after termination of employment pursuant to paragraph 5 of his employment contract dated January 24, 1994.

       5. Employee may not anticipate, alienate or assign any of his rights under this Agreement, and any attempt to do so shall be void.

       6. This Agreement shall inure to the benefit of and be binding upon the Corporation, its successors and assigns.

       The parties have executed this Agreement on the date written above.

                      DETROIT & CANADA TUNNEL CORPORATION



                      By: /s/ David C. Canavesio
                          -------------------------------------------
                          David C. Canavesio
                          Its: Treasurer and Vice President - Finance



                          /s/ Donald M. Vuchetich
                          -------------------------------------------
                          Donald M. Vuchetich, Employee

7/29779

                              SEVERANCE AGREEMENT


       THIS AGREEMENT dated December 14, 1995, between Detroit & Canada Tunnel Corporation, a Michigan corporation ("Corporation"), and David C. Canavesio ("Employee").

                                   Recitals

       A. Employee is an executive officer of Corporation.

       B. The parties wish to provide for the payment of benefits to Employee upon the involuntary termination of employment under the circumstances described below.

       NOW, THEREFORE, the parties agree as follows:

       1. (a) If, at any time after there is a change of control of Corporation, Employee's employment with Corporation is involuntarily terminated for any reason other than gross misconduct, death or disability, Employee shall be paid a severance award equal to the sum of (i) Employee's annual salary at the date of termination of employment plus (ii) the average annual bonus paid to Employee for the last three full fiscal years of Corporation prior to the date of termination of employment;

              (b) The severance award shall be payable in 12 equal monthly installments beginning on the first day of the month immediately following termination of employment. Monthly installments paid to Employee shall not be reduced by amounts earned by Employee from other employment;

              (c) For 12 months after the date upon which Employee's employment with Corporation terminates, Employee shall continue to receive from the Corporation the same insurance benefits and coverage as Employee had been receiving at the time of the change of control, or benefits equivalent thereto. Corporation may terminate such benefits and coverage upon Employee obtaining full-time employment elsewhere.

       2. For purposes of this Agreement:

              (a) A "change of control" shall be deemed to have occurred on the date that any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 but excluding affiliates or the personal representative of Henry Penn Wenger), acquires beneficial ownership, directly or indirectly, of securities of Corporation representing 30% or more of the combined voting power of Corporation's then outstanding securities;

              (b) "Gross misconduct" shall mean intentional gross neglect of duties or acts or omissions constituting fraud which adversely affect Corporation or are directed against Corporation;

              (c) "Involuntary termination" shall result from the following:

                  (1) Discharge of Employee by Corporation; or

                  (2) Termination resulting from the occurrence, without the consent of Employee, of any of the following events:

                        (i) A decrease in Employee's annual compensation from Corporation, or
                       (ii) Requiring Employee to relocate, or

                      (iii) The assignment to Employee of duties not comparable in any material respect to Employee's duties prior to the change of control, or any material reduction in Employee's authority, responsibilities or status as they existed poor to the change of control, and, in the case of a termination resulting from an event described in subparagraph (c)(2), the resignation of Employee within 60 days after the event.

       3. If Employee dies during the period Employee is entitled to receive cash benefits pursuant to this Agreement, such cash benefits shall be payable, as they become due, to Employee's designated beneficiary.

       4. This Agreement does not confer any continual right to employment by Employee. The severance award under this Agreement shall be reduced by any other severance compensation paid by Corporation to Employee.

       5. Employee may not anticipate, alienate or assign any of his rights under this Agreement, and any attempt to do so shall be void.

       6. This Agreement shall inure to the benefit of and be binding upon the Corporation, its successors and assigns.

       The parties have executed this Agreement on the date written above.

                      DETROIT & CANADA TUNNEL CORPORATION



                      By: /s/ Donald M. Vuchetich
                          -----------------------------
                          Donald M. Vuchetich
                          Its: President



                          /s/ David C. Canavesio
                          -----------------------------
                          David C. Canavesio, Employee

7/31789